For Current Income

DELAWARE GROUP
                                                            U.S. Government Fund
       1997
Semi-Annual
     Report


professional management
                                            service and guidance
goals



[Photo of house by a stream with waterfall]




DELAWARE
GROUP
--------

---------------------------------------------------------------------------
FEBRUARY 14, 1997

Dear Shareholder:
The first half of fiscal 1997 was marked by a modest turnaround in the bond market. Prices of U.S. government securities generally rose in the fall of calendar 1996, with intermediate-term bonds benefiting the most.
        However, this positive move masked volatility that resulted from sharp shifts in investors' expectations about inflation and Federal Reserve Board policy. The yield on 30-year U.S. Treasury bonds stood at 6.79% as of January 31, 1997, slightly lower (18 basis points or 0.18%) than six months earlier.
        Federal election results in November and the President's State of the Union message suggest future restraint in new government spending and a possible bipartisan consensus on reducing annual budget deficits. Government economic reports released in early 1997 also appear to confirm that the Federal Reserve Board has effectively contained inflation to 3% to 3.5% per year.
        U.S. Government Fund provided a positive total return of +4.43% for the six months ended January 31, 1997, (for A Class shares at net asset value with dividends reinvested). This was slightly more than the average of your Fund's peers, as you'll see on page 3.

U.S GOVERNMENT FUND'S POSITIONING IN MORTGAGES HAS THE POTENTIAL TO HELP MAINTAIN PRINCIPAL SHOULD INTEREST RATES RISE.

        Our short-term results reflected your Fund's conservative positioning in mortgage bonds, which are not as sensitive to changes in economic perceptions as Treasuries. This same strategy helped your Fund earlier in calendar 1996, and we believe it has the potential to serve shareholders well in the coming months. As you'll see on page 3, we outperformed our benchmark index for the 12-month period ended January 31, 1997.
        Providing high current income consistent with reasonable safety of principal is a delicate balancing act, especially in a volatile bond market. Your Fund continues to favor intermediate-term, government-backed mortgage securities as a way to maximize income and maintain a relatively modest risk profile.


                                            [Photo of pen, paper and keyboard]

2                            1997 semi-annual report

TOTAL RETURN

-------------------------------------------------------------------------------------------------------
                                                        AUGUST 1, 1996            JANUARY 31, 1996
                                                     TO JANUARY 31, 1997         TO JANUARY 31, 1997
-------------------------------------------------------------------------------------------------------
U.S. Government Fund A Class                                +4.43%                      +2.37%
-------------------------------------------------------------------------------------------------------
Lipper General U.S. Government Fund Average                 +4.41%                      +1.40%
Lehman Brothers Government Bond Index                       +4.51%                      +2.26%
-------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT FUND A CLASS PERFORMANCE AND THAT OF THE FUNDS IN THE LIPPER AVERAGE IS BASED ON NET ASSET VALUE AND REINVESTMENT OF ALL DISTRIBUTIONS. FOR FUND PERFORMANCE FOR ALL CLASSES, SEE PAGE 8. THERE WERE 171 AND 180 FUNDS IN THE LIPPER GENERAL U.S. GOVERNMENT FUND AVERAGE, RESPECTIVELY, FOR THE 12 MONTHS AND SIX MONTHS ENDED JANUARY 31, 1997.

current income




        In selecting investments, your Fund's portfolio manager, Roger A. Early, takes into consideration how bond prices have historically behaved. This provides him with a guide to potential value in the market. In fiscal 1997 he increased the Fund's holdings of bonds selling at a discount to their face value. We believe this strategy has the potential to help maintain principal should interest rates rise.
        As you and your adviser consider investment alternatives, it may be helpful to keep in mind that markets run in cycles, and that periods of relative weakness in the performance of an asset class may be followed by a time of relative strength. I've seen many market phases come and go in my 35 years with Delaware Group, and I've learned that it is always prudent to carefully weigh both risk and potential reward.
        On behalf of Delaware Group, I wish to thank you for your continued confidence in U.S. Government Fund.

Sincerely,

/s/    Wayne A. Stork
----------------------------------
Wayne A. Stork
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER




PORTFOLIO HIGHLIGHTS

----------------------------------------------------------------------------------------------------------

                                               JANUARY 31, 1996      JULY 31, 1996      JANUARY 31, 1997
----------------------------------------------------------------------------------------------------------
Average Effective Duration                         5.4 years            4.8 years           4.8 years
Average Effective Maturity                         7.1 years            7.5 years           7.4 years
Average Quality                                       AAA                  AAA                 AAA
Current 30-Day Yield*                                5.70%                5.83%               6.27%
Number of Bonds                                       280                  279                 278

*FOR CLASS A SHARES MEASURED ACCORDING TO SECURITIES AND EXCHANGE COMMISSION
 GUIDELINES.

FOR CLASS B AND C SHARES, 30-DAY SEC YIELD AS OF JANUARY 31, 1997, WAS 5.86%. INSTITUTIONAL CLASS 30-DAY SEC YIELD WAS 6.90%.





                            1997 semi-annual report                            3

Portfolio Manager's Review


INVESTMENT STRATEGY
        U.S. Government Fund seeks to strike a balance between income and capital preservation. We invest in high-quality U.S.government and corporate securities and emphasize government-backed mortgage securities.
        While your Fund is primarily designed to provide current income, we are attentive to how the movement of interest rates affects the principal value of your shares, and thus your total return. We examine how market trends may affect how much the government and private industry have to pay to borrow money.

WE REDUCED YOUR FUND'S SENSITIVITY TO INTEREST RATE CHANGES BY ALLOCATING MORE OF OUR ASSETS TO MORTGAGES RATHER THAN TREASURIES.

OUR POSITIONING IN A CHALLENGING ENVIRONMENT
        For fixed-income investors, calendar 1996 was less than satisfying. Bond prices declined and interest rates on U.S. government securities increased as the bond market was persistently dogged by fears of higher inflation.
        A modest bond market rally during the first six months of your Fund's 1997 fiscal year helped reclaim most, though not all of the decline in prices that occurred several months earlier. Still, total returns from most longer term government securities during the 12 months ended January 31, 1997, generally did not match the country's inflation rate of 3.3%.

AN OUTPERFORMER DURING BOND MARKET WEAKNESS
U.S. Government Fund vs. Lehman Brothers Government Bond Index

                        U.S.                 Lehman Brothers
                    Government A          Government Bond Index
                    ------------          ---------------------
Jan-96                $10,000                   $10,000
Feb-96                $ 9,824                   $ 9,515
Mar-96                $ 9,773                   $ 9,327
Apr-96                $ 9,705                   $ 9,170
May-96                $ 9,675                   $ 9,123
Jun-96                $ 9,783                   $ 9,319
Jul-96                $ 9,802                   $ 9,323
Aug-96                $ 9,771                   $ 9,205
Sep-96                $ 9,921                   $ 9,462
Oct-96                $10,111                   $ 9,834
Nov-96                $10,263                   $10,165
Dec-96                $10,217                   $ 9,919
Jan-97                $10,237                   $ 9,848


SOURCE: BLOOMBERG BUSINESS NEWS
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. SALES CHARGES NOT INCLUDED. SEE PAGE 8 FOR PERFORMANCE FOR ALL CLASSES.


4                           1997 semi-annual report

        U.S. Government Fund's performance during this period was fully in line with market conditions and reflected your Fund's substantial position in mortgages, which offered greater income potential than Treasuries, but do not necessarily rise as much in price when interest rates fall.
        Our short-term price performance since August was not as robust as our benchmark -- the unmanaged Lehman Brothers Government Bond Index. However, being overweighted in mortgages provided additional income that helped your Fund outdistance the Index for the 12 months ended January 31, 1997.
        Since August, we have reduced the percentage of the Fund's portfolio invested in Treasuries (from 28.7% to 22.6%). This lessened the portfolio's sensitivity to interest rate fluctuations. We also purchased additional discount mortgages. This subsector represented 13% of U.S. Government Fund's net assets as of January 31, 1997.
        By investing more in discount bonds, we reduced the average price of bonds in your Fund's portfolio from $103 to $102, less than the $104.3 average price of bonds in the Index as of January 31. Our purpose was two-fold. First, we wish to limit mortgage prepayment risks. Discount mortgages reflect the fact that they were issued when interest rates were lower, providing a bargain to homeowners. Generally, homeowners who enjoy bargain rates are unlikely to refinance even if interest rates decline substantially.
        Second, owning some discount bonds helped offset the fact that we also own bonds that trade at a premium to face value. These securities -- which we value for their superior income potential -- depreciate to par value as they near maturity, while discount bonds tend to appreciate.

PORTFOLIO MIX
January 31, 1997

Mortgage-backed Securities                      41.2%
Collateralized Mortgage Obligations (CMO's)     15.2%
Treasuries                                      22.6%
Corporate Bonds                                  7.2%
Asset-Backed Securities                          7.3%
Agency Obligations                               6.1%
Cash                                             0.4%

Mortgages and mortgage-related securities generally provide greater income than U.S. Treasuries. As of January 31, such securities comprised more than half of your Fund's holdings.



                            1997 semi-annual report                            5

HIGHER INFLATION: A RISK TO BEAR IN MIND
        U.S. Government Fund has historically focused on the intermediate sector of the bond market -- securities with maturities of between five and seven years. Since August, we have maintained an effective duration of approximately 4.8 years, matching the duration of our benchmark.

AS OF JANUARY 31, 1997, FIVE-YEAR GOVERNMENT
SECURITIES PROVIDED 90% OF THE INCOME AVAILABLE FROM LONGER TERM U.S. TREASURIES WITH SUBSTANTIALLY LESS INTEREST RATE RISK.

        In our opinion, intermediate bonds are the most attractive segment given the Fund's objective of providing high, stable current income while minimizing fluctuations in principal. Longer term bonds, in our opinion, present too many risks relative to the income they currently provide.
        Recently, some optimistic public officials have described the current business environment in the U.S. as a Goldilocks economy -- that is, not too hot, not too cold. While some investors have interpreted this to mean that an acceleration in consumer prices is not at hand, we believe it prudent to take a conservative approach, especially considering the volatility government bonds have displayed during the 1990s. Since 1990, for example, yields on 10-year U.S. Treasury bonds have ranged between 8.3% and 5.3%, a difference of 57%. Between 1986 and 1990, however, 10-year Treasury yields varied by only 27%, even though inflation was somewhat higher.

GLOSSARY

Basis Points
A MEASURE OF THE YIELD DIFFERENCE BETWEEN BONDS. A BASIS POINT IS ONE HUNDREDTH OF A PERCENT (1/100 OF 1%).

Face Value
THE AMOUNT OF PRINCIPAL AN ISSUER WILL PAY WHEN THE BOND MATURES AND THE AMOUNT ON WHICH INTEREST IS CALCULATED.

Discount Bonds
BONDS THAT ARE SELLING AT LESS THAN VALUE, USUALLY BONDS THAT PAY INTEREST LOWER THAN PREVAILING INTEREST RATES.


Premium Bonds
BONDS WHOSE MARKET PRICES ARE GREATER THAN FACE VALUE. THESE BONDS TEND TO DEPRECIATE IN VALUE AS THEY NEAR MATURITY.

Duration
THE MOST COMMON MEASURE OF A BOND'S SENSITIVITY TO INTEREST RATES. IT INDICATES THE APPROXIMATE CHANGES IN A BOND'S PRICE GIVEN A 1% MOVEMENT IN INTEREST RATES.

[Photo to computer keyboard]

6                            1997 semi-annual report

OUTLOOK
        Going forward, we believe the bond market is anticipating more U.S. economic weakness in the months ahead than will actually occur. In this environment, U.S. Government Fund will stand by its strategy of maximizing income and minimizing fluctuations in principal.
        Over the past two years, even small whiffs of inflation from one or two monthly government statistics that did not meet analysts' expectations have caused yields to rise substantially in a single day. We believe that these overreactions should eventually subside and that bond market volatility will return to the historically lower norms seen before the 1990s.

        For that to happen, however, we believe the market will need to be convinced, among other things, that Washington has taken effective steps toward long-term fiscal policy reform. It is also unclear whether the Federal Reserve will have to raise its interest rate target to contain inflation below 3.5% in the months ahead.
        In such an environment, we believe it more prudent to forego some income potential in return for an added measure of safety.





/s/  Roger A. Early
-------------------------------------
Roger A. Early
VICE PRESIDENT AND
SENIOR PORTFOLIO MANAGER

February 14, 1997



outlook

U.S. Treasury Yields Have risen since July 1996

                                 7/31/96        1/31/97

Months   -   3                    5.301%          5.142%
         -   6                    5.457%          5.273%

Years    -   1                    5.826%          5.567%
             2                    6.216%          5.917%
             3                    6.358%          6.038%
             5                    6.562%          6.254%
             10                   6.794%          6.503%
         -   30                   6.973%          6.794%
                                  Yield           Yield


Prices of Treasury bonds maturing in three to five years rose modestly and yields declined during the six months ended January 31, 1997. Your Fund's share price rose +0.8% during the period.

SOURCE: BLOOMBERG BUSINESS NEWS

                            1997 semi-annual report                           7

Fund Performance
U.S. GOVERNMENT A CLASS ANNUAL INCOME 1987-1997
Annual Income From A $10,000 Investment With Distributions Reinvested* Total Income: $11,716
Increase in Income +39%

      Jan-88        $925
      Jan-89        $922
      Jan-90        $993
      Jan-91        $1043
      Jan-92        $1185
      Jan-93        $1295
      Jan-94        $1363
      Jan-95        $1331
      Jan-96        $1373
      Jan-97        $1286


*CHART ASSUMES A $10,000 INVESTMENT IN THE FUND ON JANUARY 31, 1987, AND INCLUDES THE EFFECT OF A 4.75% FRONT-END SALES CHARGE. PERFORMANCE FOR OTHER CLASSES WILL DIFFER DUE TO DIFFERENT CHARGES AND EXPENSES.

U.S. GOVERNMENT FUND PERFORMANCE
Average Annual Total Return Through January 31, 1997

------------------------------------------------------------------------------------------------------------
                                                LIFETIME       10 YEARS         FIVE YEARS      ONE YEAR
------------------------------------------------------------------------------------------------------------
Class A (Est. 1985)                             +6.84%          +6.35%           +4.10%          -2.49%
Class B (Est. 1994)
         Excluding sales charge                 +4.73%                                           +1.66%
         Including sales charge                 +3.79%                                           -2.15%
------------------------------------------------------------------------------------------------------------
Class C (Est. 1995)
         Excluding sales charge                 +3.31%                                           +1.66%
         Including sales charge                 +3.31%                                           +0.71%

ALL RESULTS INCLUDE REINVESTMENT OF DISTRIBUTIONS AND THE EFFECT OF ANY SALES CHARGES AS DESCRIBED BELOW. RETURN AND SHARE VALUE WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. B AND C CLASS RESULTS "EXCLUDING SALES CHARGE" ASSUME INVESTMENT WAS NOT REDEEMED.

CLASS A SHARES, INITIALLY OFFERED ON AUGUST 16, 1985, REFLECT THE EFFECT OF THE 4.75% MAXIMUM SALES CHARGE AND THE 12B-1 FEE.

CLASS B SHARES, INITIALLY OFFERED ON MAY 2, 1995, DO NOT CARRY A FRONT-END SALES CHARGE, BUT ARE SUBJECT TO A 1% ANNUAL DISTRIBUTION AND SERVICE FEE. THEY ARE SUBJECT TO A DEFERRED SALES CHARGE OF UP TO 4% IF REDEEMED BEFORE THE END OF THE SIXTH YEAR.

CLASS C SHARES, INITIALLY OFFERED NOVEMBER 29, 1995, HAVE A 1% ANNUAL DISTRIBUTION AND SERVICE FEE. IF REDEEMED WITHIN 12 MONTHS, A 1% CONTINGENT DEFERRED SALES CHARGE APPLIES.

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE LIFETIME, 10-YEAR, FIVE-YEAR, ONE-YEAR PERIODS AND AGGREGATE SIX-MONTH RETURN FOR THE PERIOD ENDED JANUARY 31, 1997, FOR U.S. GOVERNMENT FUND'S INSTITUTIONAL CLASS, WHICH IS AVAILABLE WITHOUT SALES OR ASSET-BASED DISTRIBUTION CHARGES ONLY TO CERTAIN ELIGIBLE INSTITUTIONAL ACCOUNTS, WERE +7.52%, +7.11%, +5.44%, +2.68% AND +4.59%. THE INSTITUTIONAL
CLASS BEGAN OPERATING ON JUNE 1, 1992. PERFORMANCE FOR PERIODS PRIOR TO JUNE 1, 1992, IS BASED ON CLASS A PERFORMANCE, ADJUSTED TO ELIMINATE THE FRONT-END SALES CHARGE, BUT NOT THE 12B-1 FEE.

8                           1997 semi-annual report

Financial Statements
DELAWARE GROUP GOVERNMENT FUND, INC. --
GOVERNMENT INCOME SERIES*
STATEMENT OF NET ASSETS/JANUARY 31, 1997
(UNAUDITED)

                                                      PRINCIPAL        MARKET
                                                        AMOUNT         VALUE
                                                      ---------        -----
U.S. GOVERNMENT OBLIGATIONS - 22.60%
U.S. Treasury Bonds 9.375% 02/15/06 ............     $16,160,000     $19,320,573
U.S. Treasury Bonds 10.375% 11/15/12 ...........       3,100,000       3,961,490
U.S. Treasury Notes 8.00% 08/15/99 .............       4,600,000       4,811,968
U.S. Treasury Strip 0.00% 02/15/17 .............      46,630,000      11,614,596
Total U.S. Government Obligations                                     ----------
(cost $40,464,324 )  ...........................                      39,708,627
                                                                      ----------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION OBLIGATIONS (GNMA) - 25.95%
GNMA I 7.00% 2022 to 2023  .....................      13,379,802      13,186,086
GNMA I 9.00% 2021  .............................       2,233,859       2,389,531
GNMA II 9.00% 2001 to 2005 .....................       1,120,054       1,181,140
GNMA I 9.50% 2017 to 2023  .....................       3,727,604       4,052,586
GNMA I 10.00% 2018  ............................       1,296,548       1,426,201
GNMA II 10.00% 2015 to 2021 ....................       3,691,630       4,010,033
GNMA I GPM 10.25% 2019 to 2021 .................         346,495         380,280
GNMA II GPM 10.25% 2018 to 2019 ................          90,403          99,217
GNMA II 10.50% 2015 to 2021 ....................       1,626,611       1,775,039
GNMA I GPM 10.75% 2017  ........................          29,033          31,882
GNMA II GPM 10.75% 2016  .......................         718,468         788,967
GNMA I 11.00% 2009 to 2010 .....................       2,823,492       3,151,723
GNMA I GPM 11.00% 2010 to 2013 .................         377,762         421,675
GNMA II 11.00% 2015 to 2019 ....................         384,985         421,552
GNMA I 11.50% 2015  ............................         113,010         127,630
GNMA I GPM 11.50% 2013  ........................         480,195         542,318
GNMA II 11.50% 2014 to 2015 ....................         163,616         181,614
GNMA II GPM 11.50% 2014  .......................          23,307          25,755
GNMA I GPM 11.75% 2013  ........................         507,979         577,032
GNMA I 12.00% 2011 to 2015 .....................       6,140,672       7,017,641
GNMA I GPM 12.00% 2011  ........................         200,779         229,454
GNMA II 12.00% 2014 to 2015 ....................         437,932         491,436
GNMA II GPM 12.00% 2014 to 2015 ................         240,480         265,957
GNMA I GPM 12.25% 2014  ........................         140,525         161,779
GNMA I 12.50% 2010 to 2016 .....................         933,349       1,082,684
GNMA II 12.50% 2013 to 2015 ....................       1,375,879       1,569,363
Total Government National Mortgage                                    ----------
 Association Obligations (cost $45,851,998) ....                      45,588,575
                                                                      ----------
GOVERNMENT AGENCY OBLIGATIONS - 6.13%
Cajun Electric Power 9.52% 03/15/19 ............      10,000,000      10,762,500
Total Government Obligations                                          ----------
 (cost $11,855,100 )  ..........................                      10,762,500
                                                                      ----------
---------------------
*This Fund is known and does business as U.S. Government Fund.

                                                      PRINCIPAL        MARKET
                                                        AMOUNT         VALUE
                                                      ---------        -----

COLLATERALIZED MORTGAGE OBLIGATIONS - 15.18%
Collateralized Mortgage Securities Corporation
 F-1 11.45% 11/01/15  ...............................  $   382,079   $   410,436
Federal Home Loan Mortgage Corporation
 26-F 9.50% 02/15/20  ...............................    1,230,938     1,322,963
Federal National Mortgage Association Strip Series
 J-1 7.00% 11/01/10  ................................      124,006       123,076
Federal National Mortgage Association
 G-19 H 8.40% 06/25/20  .............................    4,000,000     4,151,825
Federal National Mortgage Association
 88-15A 9.00% 06/25/18  .............................       47,868        50,299
Federal National Mortgage Association Strip Series
 D-2 11.00% 04/01/09  ...............................    2,631,038     2,900,719
Federal National Mortgage Association Strip Series
 F-2 11.50% 05/25/09  ...............................    1,188,675     1,322,401
Federal National Mortgage Association Strip Series
 H-2 11.50% 05/01/09  ...............................    2,415,867     2,689,162
Federal National Mortgage Association Strip Series
 C-2 12.00% 05/25/09  ...............................    3,124,748     3,520,224
Federal National Mortgage Association Strip Series
 35-2 12.00% 07/25/18  ..............................    2,623,044     2,944,367
Investor GNMA Mortgage-Backed Securities Trust Series
 84-F5 10.875% 10/25/13  ............................    2,601,121     2,882,333
Kidder Peabody Mortgage Assets Trust
 20-C 9.50% 10/01/18  ...............................      589,000       602,189
Resolution Trust Corporation
 1995-C1 6.55% 02/25/27  ............................      295,726       294,339
Travelers Mortgage Securities
 1-Z2 12.00% 03/01/14  ..............................    3,039,889     3,465,473
Total Collateralized Mortgage Obligations                            -----------
 (cost $26,466,674 )  ...............................                 26,679,806
                                                                     -----------
ASSET-BACKED SECURITIES - 7.35%
Advanta Home Equity Loan Trust
 1992-4A 7.20% 11/25/08  ............................    1,632,420     1,636,129
AFC Home Equity Loan Trust
 1992-3A 7.05% 08/15/07  ............................    1,977,685     1,977,631
AFC Home Equity Loan Trust
 992-1A 7.50% 03/15/07  .............................    1,306,775     1,322,271
IMC Home Equity Loan Trust
 1995-3A 2 6.50% 11/25/10  ..........................    1,515,000     1,514,958
Neiman Marcus Group Credit Card Trust
 1995-1A 7.60% 06/15/03  ............................    1,850,000     1,914,230
UCFC Home Equity Loan
 1996-B1 A3 7.30% 04/15/14  .........................    4,480,000     4,541,639
Total Asset-Backed Securities                                         ----------
 (cost $12,852,312 )  ...............................                 12,906,858
                                                                      ----------


                            1997 semi-annual report                           9

                                                      PRINCIPAL        MARKET
                                                        AMOUNT         VALUE
                                                      ---------        -----
CORPORATE BONDS - 7.16%
NationsBank 10.20% 07/15/15 ....................     $ 4,000,000     $ 5,010,000
RBSG Capital 10.125% 03/01/04 ..................       1,908,000       2,227,590
Republic of Finland 9.625% 04/01/28 ............       5,000,000       5,337,500
                                                                      ----------
Total Corporate Bonds (cost $11,825,361) .......                      12,575,090
                                                                      ----------
AGENCY MORTGAGE-BACKED SECURITIES - 15.20%
FHA Project Loan 8.75% 10/01/27 ................         699,520         723,566
Federal Home Loan Mortgage Corporation Gold
 6.50% 04/01/23  ...............................       1,644,935       1,582,222
Federal Home Loan Mortgage Corporation-Gold
 7.00% 11/01/24  ...............................       3,579,727       3,528,268
Federal Home Loan Mortgage Corporation
 9.00% 06/15/21  ...............................       5,000,000       5,411,967
Federal Home Loan Mortgage Corporation
 10.25% 04/01/08  ..............................          62,289          68,401
Federal Home Loan Mortgage Corporation
 11.50% 7/1/99 to 3/1/16  ......................       3,269,382       3,658,675
Federal Home Loan Mortgage Corporation-Gold
 12.00% 12/01/10  ..............................         159,341         182,047
Federal National Mortgage Association
 6.50% 3/1/23 to 3/1/26  .......................       6,987,245       6,685,920
Federal National Mortgage Association
 8.00% 11/25/06  ...............................       4,250,000       4,426,656
Federal National Mortgage Association
 10.75% 09/01/11  ..............................         171,722         191,309
Federal National Mortgage Association
 11.25% 6/1/00 to 1/1/01  ......................         171,242         183,336
Federal National Mortgage Association
 14.25% 09/01/99  ..............................          60,562          67,526
Total Agency Mortgage-Backed Securities                               ----------
 (cost $26,469,764)  ...........................                      26,709,893
                                                                      ----------
REPURCHASE AGREEMENTS - 0.95%
With Chase Manhattan 5.52% 2/3/97
 (dated 1/31/97 collateralized by
 $358,000 U.S. Treasury Notes 6.625% due
 6/30/01, market value $365,102 and
 $110,000 U.S. Treasury Notes 6.625%
 due 6/30/01, market value $111,940) ...........         467,000         467,000
With J.P. Morgan Securities 5.50% 2/3/97
 (dated 1/31/97 collateralized by
 $358,000 U.S. Treasury Notes 8.75%
 due 8/15/00, market value $400,853 and
 $185,000 U.S. Treasury Notes 8.75%
 due 8/15/00, market value $206,512) ...........         594,000         594,000
With Paine Webber 5.52% 2/3/97
 (dated 1/31/97 collateralized by
 $358,000 U.S. Treasury Notes 6.25% due
 8/31/00, market value $368,726 and
 $245,000 U.S. Treasury Notes 5.25%
 due 12/31/97, market value $245,492) ..........         602,000         602,000
Total Repurchase Agreements                                            ---------
 (cost $1,663,000)  ............................                       1,663,000
                                                                      ----------

                                                                       MARKET
                                                                       VALUE
                                                                       -----

TOTAL MARKET VALUE OF SECURITIES OWNED - 100.52%
 (cost $177,448,533)  .........................................   $ 176,594,349
LIABILITIES NET OF RECEIVABLES AND
 OTHER ASSETS - (0.52%)  ......................................        (915,991)
                                                                  -------------
NET ASSETS APPLICABLE TO 19,870,770 U.S. GOVERNMENT FUND A
 CLASS SHARES, 1,378,320 U.S. GOVERNMENT FUND B CLASS
 SHARES, 151,826 U.S. GOVERNMENT FUND C CLASS SHARES,
 AND 1,562,974 U.S. GOVERNMENT INSTITUTIONAL CLASS SHARES
 ($.01 PAR VALUE) OUTSTANDING ; EQUIVALENT TO
 $7.65 PER SHARE - 100.00%  ...................................   $ 175,678,358
                                                                  -------------
COMPONENTS OF NET ASSETS AT JANUARY 31, 1997:
Common stock, $.01 par value, 500,000,000 shares authorized
 to the Fund with 80,000,000 shares allocated to
 U.S. Government Fund A Class, 80,000,000 shares allocated to
 U.S. Government Fund B Class, 50,000,000 shares allocated to
 U.S. Government Fund C Class, and 20,000,000 shares allocated
 to U.S. Government Fund Institutional Class ..................   $ 221,414,965

Accumulated undistributed loss :
 Net investment income ........................................         (21,521)
 Net realized loss on investments .............................     (44,860,902)
 Net unrealized depreciation of investments ...................        (854,184)
                                                                  -------------
 Total net assets .............................................   $ 175,678,358
                                                                  =============



10                           1997 semi-annual report

DELAWARE GROUP GOVERNMENT FUND, INC. --
GOVERNMENT INCOME SERIES
STATEMENT OF OPERATIONS/JANUARY 31, 1997
(UNAUDITED)


INVESTMENT INCOME:
Interest .........................................   $ 7,394,009

EXPENSES:
Management fees ($530,635) and directors'
 fees ($5,373)....................................   $   536,008
Distribution expenses ............................       295,883
Dividend disbursing and transfer
 agent fees and expenses .........................       134,110
Reports and statements to shareholders ...........        29,129
Registration fees ................................        29,957
Salaries .........................................        35,151
Professional fees ................................           600
Custodian fees ...................................         1,500
Taxes (other than income)  .......................        11,750
Other ............................................         4,750      1,078,838
                                                       ---------      ---------
NET INVESTMENT INCOME ............................                    6,315,171
                                                                      ---------

NET REALIZED LOSS AND
 UNREALIZED GAIN ON INVESTMENTS:
Net realized loss from security transactions .....      (916,365)
Net realized loss from futures contracts .........      (153,584)    (1,069,949)
                                                       ---------      ---------
Net unrealized appreciation of
 investments during the period ...................                    2,614,052
NET REALIZED AND UNREALIZED                                           ---------
 GAIN ON INVESTMENT SECURITIES
 AND FUTURE CONTRACTS ............................                    1,544,103
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS .......................                  $ 7,859,274
                                                                    ===========
NET ASSET VALUE AND OFFERING PRICE FOR
U.S. GOVERNMENT FUND A CLASS
Net asset value per share (A) ....................                  $      7.65
Sales charge (4.75% of offering price or 4.96% of
 amount invested per share)(B) ...................                          .38
                                                                    -----------
Offering price ...................................                  $      8.03
                                                                    ===========
----------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See PURCHASING SHARES in the current Prospectus for PURCHASES of $100,000 or more for U.S. Government Fund A Class.

                                   See accompanying notes

STATEMENT OF CHANGES IN NET ASSET
(UNAUDITED)

                                                      SIX MONTHS          YEAR
                                                         ENDED            ENDED
                                                        1/31/97          7/31/96
                                                      (UNAUDITED)
OPERATIONS:
Net investment income ........................   $   6,315,171    $  15,297,241
Net realized loss from investment security
 transactions and futures contracts ..........      (1,069,949)      (2,709,562)
Net unrealized appreciation (depreciation)
 during the period ...........................       2,614,052       (4,029,957)
                                                 -------------    -------------
Net increase in net assets resulting
 from operations .............................       7,859,274        8,557,722
                                                 -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM NET INVESTMENT INCOME:
 U.S. Government A Class .....................      (5,662,820)     (13,913,461)
 U.S. Government B Class .....................        (327,865)        (620,228)
 U.S. Government C Class .....................         (35,415)         (29,681)
 U.S. Government Institutional Class .........        (310,587)        (733,871)
                                                 -------------    -------------
                                                    (6,336,687)     (15,297,241)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 U.S. Government A Class .....................       3,971,608       14,252,035
 U.S. Government B Class .....................       1,449,998        5,218,315
 U.S. Government C Class .....................         179,452        1,047,617
 U.S. Government Institutional Class .........       5,082,624        7,278,585
Net asset value of share issued upon
 reinvestment of dividends from net
 investment income:
 U.S. Government A Class .....................       3,164,513        7,997,866
 U.S. Government B Class .....................         130,101          255,760
 U.S. Government C Class .....................          30,686           27,921
 U.S. Government Institutional Class .........         261,021          733,844
                                                 -------------    -------------
                                                    14,270,003       36,811,943
                                                 -------------    -------------
Cost of shares repurchased:
 U.S. Government A Class .....................     (20,613,856)     (58,191,387)
 U.S. Government B Class .....................        (867,932)      (2,766,470)
 U.S. Government C Class .....................         (86,364)          (6,547)
 U.S. Government Institutional Class .........      (4,265,150)      (5,181,523)
                                                 -------------    -------------
                                                   (25,833,302)     (66,145,927)
                                                 -------------    -------------
Decrease in net assets derived from
 capital share transactions ..................     (11,563,299)     (29,333,984)
                                                 -------------    -------------
NET DECREASE IN NET ASSETS ...................     (10,040,712)     (36,073,503)

NET ASSETS:
Beginning of period ..........................     185,719,070      221,792,573
                                                 -------------    -------------
End of period ................................   $ 175,678,358    $ 185,719,070
                                                 =============    =============

                             See accompanying notes


                            1997 semi-annual report                          11

DELAWARE GROUP GOVERNMENT FUND, INC.
GOVERNMENT INCOME SERIES
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1997
(UNAUDITED)

Delaware Group Government Fund, Inc. (the "Company") is a diversified, open-end investment company of the series type, organized under the laws of Maryland and is registered under the Investment Company Act of 1940 (as amended). The Company is organized as a Maryland corporation and currently offers the Government Income Series (the "Fund"). The Fund offers four classes of shares. The Fund seeks to provide high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

1.  Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund for financial statement preparation:

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 p.m. on the valuation date. Securities not traded or not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and are believed to reflect the fair value of such securities. Money market instruments having less than 60 days maturity are valued at amortized cost.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the repurchase agreements. Each repurchase agreement is a least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses and gain (loss) are allocated to the various classes of the Fund on the basis of daily net assets. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly.

Certain fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of the Fund's average net assets.

2.  Investment Management Fees and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the investment manager of the Fund, an annual fee which is calculated daily at 0.60% of the average daily net assets of the Fund, less fees paid to the independent directors. At January 31, 1997, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $1,518

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class and the C Class. No distributions expenses are paid by the Institutional Class. At January 31, 1997, the Fund had a liability for distribution fees and other expenses payable to DDLP for $7,815. For the six months ended January 31, 1997, the Fund paid DDLP $13,610 for commissions earned on sales of U.S. Government Fund A Class shares.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. For the six months ended January 31, 1997, the Fund expensed $134,110 for these services. At January 31, 1997, the Fund had no liability for such fees and other expenses payable to DSC.

Certain officers of the Investment Manager are officers, directors, and/or employees of the Fund. These officers, directors, and employees are paid no compensation by the Fund.

3.  Investments
During the six months ended January 31, 1997, the Fund made purchases of $32,261,638 and sales of $26,072,256 of investment securities other than U.S. government securities and temporary cash investments.

At January 31, 1997, net unrealized depreciation for federal income tax purposes aggregated $854,184 of which $2,224,934 related to unrealized appreciation of securities, $3,079,118 related to unrealized depreciation of securities.

The realized loss for federal income tax purposes was $1,066,277 for the six months ended January 31, 1997. For federal income tax purposes, the Fund had accumulated capital losses at July 31, 1996, of $35,281,978 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 1997-$2,596,096, 1998-$1,746,916,
2001-$1,622,896, 2002-$17,400,711, 2003-$9,205,797 and 2004-$2,709,562.

4.  Capital Stock
Transactions in capital stock shares were as follows:

                                                      SIX MONTHS         YEAR
                                                         ENDED           ENDED
                                                       1/31/97         7/31/95
                                                       -------         -------
Shares sold:
 U.S. Government Fund A Class                          518,549        1,819,368
 U.S. Government Fund B Class                          189,354          663,515
 U.S. Government Fund C Class                           23,441          132,896
 U.S. Government Fund Institutional Class              664,844          939,492

Shares issued upon reinvestment of dividends
 from net investment income:
 U.S. Government Fund A Class                          413,858        1,021,509
 U.S. Government Fund B Class                           17,004           32,710
 U.S. Government Fund C Class                            4,013            3,619
 U.S. Government Fund Institutional Class               34,167           94,026
                                                     ---------        ---------
                                                     1,865,230        4,707,135
                                                     ---------        ---------
Shares repurchased:
 U.S. Government Fund A Class                       (2,695,147)      (7,423,018)
 U.S. Government Fund B Class                         (113,416)        (351,415)
 U.S. Government Fund C Class                          (11,292)            (851)
 U.S. Government Fund Institutional Class             (556,693)        (670,765)
                                                     ---------        ---------
                                                    (3,376,548)      (8,446,049)
                                                     ---------        ---------
Net decrease. . . . . . . . . . . . . .             (1,511,318)      (3,738,914)
                                                     =========        =========

12                           1997 semi-annual report

5.  Lines of Credit
The Fund has a committed line of credit for $500,000. No amount was outstanding at January 31, 1997, or at any time during the six months ended January 31, 1997.

6.  Concentration of Credit Risk
The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMOs only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets and a rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund will, from time to time, invest in higher risk interest only CMOs. At January 31, 1997, the Fund had no holdings in interest-only CMOs.

The Fund engaged in trading financial futures contracts during the six months ended January 31, 1997. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial future require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. The Fund will not enter into futures contracts to the extent that more than 5% of the Fund's assets are required as future contract margin deposits and will not engage in such transactions to the extent that obligations relating to such transactions exceed 20% of the Fund's assets.

7.  Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      U.S. Government Fund A Class
                                                     ---------------------------------------------------------
                                                                              Six Months
                                                                                 Ended
                                                     1/31/97   7/31/96   7/31/95   7/31/94   7/31/93   7/31/92

Net asset value, beginning of period...............   $7.590    $7.860    $8.000    $9.010    $9.020    $8.700

Income from investment operations:
 Net investment income.............................    0.268     0.588     0.656     0.714     0.763     0.769
Net realized gain (loss) from security transactions    0.060    (0.270)   (0.140)   (1.010)   (0.010)    0.320
                                                    --------  --------  --------  --------  --------  --------
 Total from investment operations..................    0.328     0.318     0.516    (0.296)    0.753     1.089
                                                    --------  --------  --------  --------  --------  --------
Less distributions:
 Dividends.........................................   (0.268)   (0.588)   (0.656)   (0.714)   (0.763)   (0.769)
 Distributions from net realized gain on
  security transactions                                 none      none      none      none      none      none
                                                    --------  --------  --------  --------  --------  --------
 Total distributions...............................   (0.268)   (0.588)   (0.656)   (0.714)   (0.763)   (0.769)
                                                    --------  --------  --------  --------  --------  --------
Net asset value, end of period.....................   $7.650    $7.590    $7.860    $8.000    $9.010    $9.020
                                                    ========  ========  ========  ========  ========  ========
Total returns(1)...................................     4.43%     4.09%     6.82%    (3.51%)    8.70%    12.98%

Ratios/supplemental data:
 Net assets, end of period (000 omitted)            $152,015  $164,156  $206,083  $222,555  $223,416  $184,401
 Ratio of expenses to average net assets                1.18%     1.20%     1.24%     1.23%     1.26%     1.17%
 Ratio of net investment income to average
  net assets                                            7.10%     7.55%     8.40%     8.31%     8.45%     8.60%
 Portfolio turnover................................       63%       81%       70%      309%      285%      196%

(1) Does not reflect the maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

                           1997 semi-annual report                            13

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                           U.S. Government Fund
                                                       U.S. Government Fund B Class               C Class
                                                     ------------------------------        ---------------------
                                                       Six                          Period     Six      Period
                                                      Months     Year      Year    5/2/94(1)  Months  11/28/95(1)
                                                      Ended     Ended     Ended       to      Ended       to
                                                     1/31/97   7/31/96   7/31/95   7/31/94   1/31/97   7/31/96

Net asset value, beginning of period. . . . . . .     $7.590    $7.860    $8.000    $8.190    $7.590    $7.950
Income from investment operations:
 Net investment income. . . . . . . . . . . . . .      0.245     0.533     0.601     0.151     0.250     0.348
 Net realized and unrealized gain (loss)
  from security transactions. . . . . . . . . . .      0.060    (0.270)   (0.140)   (0.190)    0.060    (0.360)
                                                     -------    ------    ------    ------    ------    ------
 Total from investment operations. . . . . . . ..      0.305     0.263     0.461    (0.039)    0.310    (0.012)
                                                     -------    ------    ------    ------    ------    ------
Less distributions:
 Dividends from net investment income. .              (0.245)   (0.533)   (0.601)   (0.151)   (0.250)   (0.348)
 Distributions from net realized gain on
  security transactions. . . . . . . . . . . . ..      none      none      none      none      none      none
                                                     -------    ------    ------    ------    ------    ------
 Total distributions. . . . . . . . . . . . . . .     (0.245)   (0.533)   (0.601)   (0.151)   (0.250)   (0.348)
                                                     -------    ------    ------    ------    ------    ------

Net asset value, end of period. . . . . . . . . .     $7.650    $7.590    $7.860    $8.000    $7.650    $7.590
                                                     =======    ======    ======    ======    ======    ======
Total return(2). . . . . . . . . . . . . . . . ..       4.07%     3.36%     6.08%    (0.46%)    4.07%    (0.17%)

Ratios/supplemental data:
 Net assets, end of period (000 omitted). . . . .    $10,544    $9,754    $7,394    $2,215    $1,162    $1,029
 Ratio of expenses to average net assets. . . . .       1.88%     1.90%     1.94%     1.94%     1.88%     1.90%
 Ratio of net investment income to average
  net assets. . . . . . . . . . . . . . . . . . .       6.38%     6.85%     7.66%     7.60%     6.38%     6.85%
 Portfolio turnover. . . . . . . . . . . . . . ..         63%       81%       70%      309%       63%       81%

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.
(2) Does not include contingent deferred sales charge which varies from 1% - 4% for the U.S. Government Fund B Class and 1% for the U.S. Government Fund C Class depending upon the holding period.


14                            1997 semi-annual report

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 U.S. Government Fund Institutional Class(1)
                                                    Six Months
                                                      Ended                     Six Months Ended
                                                     1/31/97   7/31/96   7/31/95   7/31/94   7/31/93   7/31/92(2)

Net asset value, beginning of period. . . . . .       $7.590    $7.860    $8.000    $9.010    $9.020    $8.700
Income from investment operations:
 Net investment income. . . . . . . . . . . . .        0.284     0.611     0.679     0.739     0.791     0.792
 Net realized and unrealized gain (loss) from
  security transactions . . . . . . . . . . . .        0.060    (0.270)   (0.140)   (1.010)   (0.010)    0.320
                                                     -------    ------    ------    ------    ------    ------
 Total from investment operations. . . . . . ..        0.344     0.341     0.539    (0.271)    0.781     1.112
                                                     -------    ------    ------    ------    ------    ------
Less distributions:
 Dividends from net investment income . . . . .    (0.284)   (0.611)   (0.679)   (0.739)   (0.791)   (0.792)
 Distributions from net realized gain on
  security transactions . . . . . . . . . . . .         none      none      none      none      none      none
                                                     -------    ------    ------    ------    ------    ------
  Total distributions. . . . . . . . . . . . ..      (0.284)   (0.611)   (0.679)   (0.739)   (0.791)   (0.792)
                                                     -------    ------    ------    ------    ------    ------
Net asset value, end of period. . . . . . . . .       $7.650    $7.590    $7.860    $8.000    $9.010    $9.020
                                                     =======    ======    ======    ======    ======    ======

Total return3. . . . . . . . . . . . . . . . ..         4.59%     4.39%     7.14%    (3.23%)    9.04%    13.27%

Ratios/supplemental data:
  Net assets, end of period (000 omitted). . ..       11,957   $10,780   $ 8,316   $14,016   $16,475   $19,421
  Ratio of expenses to average net assets. . ..         0.88%     0.90%     0.94%     0.94%     0.97%     0.91%
  Ratio of net investment income to average
  net assets. . . . . . . . . . . . . . . . . .         7.38%     7.85%     8.66%     8.60%     8.74%     8.85%
  Portfolio turnover. . . . . . . . . . . . . .           63%       81%       70%      309%      285%      196%

1 Government Income Series I class was converted into U.S. Government Fund A Class on June 1, 1992, pursuant to a Plan of Recapitalization approved by shareholders of Government Income Series I class.

2 The per share data and ratios for Government Income Series I class and the U.S. Government Fund Institutional Class have been combined for 1992. For the ten months ended May 31, 1992, the Government Income Series I class' operating expenses and net investment income per share were $0.068 and $0.657, respectively. For the two months ended July 31, 1992, the U.S. Government Fund Institutional Class' operating expenses and net investment income per share were $0.014 and $0.135, respectively. All net investment income was distributed to shareholders.

3 Does not include contingent deferred sales charge which varies from 1% - 4% for the U.S. Government Fund B Class and 1% for the U.S. Government Fund C Class depending upon the holding period.



                            1997 semi-annual report                          15

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF U.S GOVERNMENT FUND SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE INVESTORS WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR U.S GOVERNMENT FUND, WHICH SETS FORTH DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. SUMMARY INVESTMENT RESULTS ARE DOCUMENTED IN THE FUND'S CURRENT STATEMENT OF ADDITIONAL INFORMATION. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS WHICH ARE NOT A GUARANTEE OF FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES
1.800.659.2265


DELAWARE
GROUP
--------------
Philadelphia * London


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan: however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

Printed in the USA on
recycled paper

USG-SA97[1/97] PP3/97
R-94